February 4, 2015 Ticker (NYSE: G) Genpact Q4 and FY 2014 Earnings Presentation Exhibit 99.2

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© 2015 Copyright Genpact. All Rights Reserved.
These materials contain certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on
Genpact’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties include but are not limited to a slowdown in the economies and sectors in which our clients operate, a slowdown in the BPO and IT Services sectors, the risks and uncertainties arising from our past and future acquisitions, our ability to convert bookings to revenues, our ability to manage growth, factors which may impact our cost advantage, wage increases, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, dependence on tax legislation, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the
Company’s Annual Report on Form 10-K. These filings are available at www.sec.gov or on the investor relations section of our website, www.genpact.com. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the SEC. The Company undertakes no obligation to update any forward-
looking statements that may be made from time to time by or on behalf of the Company.
These materials also include measures defined by the SEC as non-GAAP financial measures. Genpact believes that these non-
GAAP measures can provide useful supplemental information to investors regarding financial and business trends relating to its financial condition and results of operations when read in conjunction with the Company’s reported results. Reconciliations of these non-GAAP measures from GAAP are available in this presentation and in our earnings release dated February 4, 2015.
Forward-Looking Statements
Non-GAAP Financial Measures

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© 2015 Copyright Genpact. All Rights Reserved.
FY 2014 – Key Financial Highlights
Solid growth and strategy execution
FY ‘14 versus FY ‘13 performance:
Total Revenue:  +7%
Revenue from Global Clients
(1)
: +10%
GE Revenue
(1)
: -2%
FY 2014  Adjusted Income from Operations margin at 15.1%, reflecting planned strategic investments
(2)
Solid progress in the execution of our strategy:
Realigning our resources  and developing new solutions for our targeted verticals, service lines and geographies
Making significant client-facing investments
Adding domain and subject-matter experts to drive differentiation
Notes:
1. Data adjusted for dispositions by GE of businesses that Genpact continues to serve as Global Clients.
2. Adjusted Income from Operations is a non-GAAP measure. FY ‘14 GAAP income from operations margin was 12.9%.

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© 2015 Copyright Genpact. All Rights Reserved.
Q4 2014 – Key Financial Highlights
Q4 ‘14 versus Q4 ‘13 performance:
Total Revenue:  +8%
Revenue from Global Clients
(1)
: +11%
GE Revenue
(1)
: -5%
Q4 2014  Adjusted Income from Operations margin at 13.6%, reflecting planned investments
(2)
Global Client growth was broad-based and led by five of our target verticals – CPG, Life
Sciences, Insurance, Manufacturing and Services, and Capital Markets
From a service line perspective, Finance & Accounting, Core Vertical Operations, and
Consulting led growth
Signed two large transformational deals, one each in the CPG and Banking verticals
Notes:
1. Data adjusted for dispositions by GE of businesses that Genpact continues to serve as Global Clients
2. Adjusted Income from Operations is a non-GAAP measure. Q4 ‘14 GAAP income from operations margin was 11.8%.

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© 2015 Copyright Genpact. All Rights Reserved.
FY 2014 – Solid Growth and Progress on Strategy Execution
Key events and accomplishments:
Continued progress on converting large deal pipeline; signed six large transformational engagements, including two in the fourth quarter
Continued to add depth to our client-facing teams; invested 6.6% of our revenue in sales and marketing and also made incremental investments in capability builds
Built industry leading solutions that integrate new technology and data insights to solve for critical client and industry needs
Launched Systems of Engagement
SM
(SOE) technology; combining advanced technologies
with our deep domain and process expertise to drive business impact for clients
Accelerated the integration of rapid robotic automation solutions with our SEP
SM
framework
to drive increased efficiency and effectiveness and operational intelligence for our clients
Made strong progress on the Know Your Customer (KYC) solution with Markit; Integration of our Life Sciences regulatory affairs acquisition on track
Collaboration with Lombard Risk Management on collateral management exemplifies use of strategic partnerships and alliances to create new client solutions

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© 2015 Copyright Genpact. All Rights Reserved.
Bookings Up 50% Year-Over-Year
($ millions)
2014 YoY
Bookings*
2,156 +50%
Annual bookings up significantly over 2013 of $1,440m due to:
Realignment of our strategic focus to key target verticals, service lines and geographies led to an increase in salesforce productivity
2013 bookings were broadly flat in comparison to 2012
Focus on large annuity opportunities led to six new large deal wins over the course of 2014
Notes: * New bookings means the total contract value of new contracts, and certain renewals, extensions and changes to existing contracts. Regular renewals of contracts with no change in scope are not counted as new bookings.

GENERATING IMPACT

125.1
433.4
118.8
482.7

137.7
420.8
134.4
467.2

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© 2015 Copyright Genpact. All Rights Reserved.
Q4 2014 Revenue Summary
Total growth at constant currency was 9.2%; excluding Pharmalink, total revenue growth was 5.6%, or
7.1% on a constant currency basis
Q4 2014 Global Clients
BPO revenues increased 16% and ITO revenues declined 3%
Notes:
1. Data adjusted for dispositions by GE of businesses that Genpact continues to serve as Global Clients
Global
Clients
(1)
GE
(1)
BPO
ITO
7.7%
YoY
Growth%
11.4%
(5.0%)
7.7%
(2.4%)
11.0%
YoY
Growth%
Q4 ‘13 Q4 ‘14
Q4 ‘13
Q4 ‘14
($ in millions) ($ in millions)
$558.5
$601.5
$601.5
$558.5

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© 2015 Copyright Genpact. All Rights Reserved.
Q4 Results Reflect Investments in Client-Facing Teams
and Capabilities
Q4‘13 Q4‘14 YoY
Revenue
558.5 601.5 7.7%
Cost of Revenue 345.8 359.2 3.9%
Gross Profit 212.6 242.3 14.0%
Gross Profit % of Revenue
38.1% 40.3% 220 bps
SG&A
136.2 167.3
22.8%
SG&A % of Revenue 24.4% 27.8%
340bps
Adjusted Income from Operations
(1)
85.7 81.8 -4.5%
Adjusted Income from Operations Margin
15.3% 13.6%
-170 bps
($ millions)
Notes:
1. Adjusted Income from Operations is a non-GAAP measure. Income from Operations was $71.6 million in Q4 ‘13 and $70.9 million in Q4’14.
Gross profit margins increase was driven by productivity and favorable foreign exchange

GENERATING IMPACT

478
466
1,654
1,813

524
543
1,608
1,737

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© 2015 Copyright Genpact. All Rights Reserved.
FY 2014 Revenue Summary
Notes:
1. Data adjusted for dispositions by GE of businesses that Genpact continues to serve as Global Clients
Global
Clients
(1)
GE
(1)
BPO
ITO
6.9%
YoY
Growth%
9.6%
(2.4%)
6.9%
3.6%
8.0%
YoY
Growth%
2,132
2,279
FY ‘13 FY ‘14
FY ‘13
FY ‘14
($ in millions) ($ in millions)
2,132
2,279
Total growth at constant currency was 7.9%; excluding Pharmalink, total revenue growth was
5.7%, or 6.7% on a constant currency basis
FY 2014 Global Clients
Business Process Outsourcing revenues increased 12% and ITO revenues increased 3%

GENERATING IMPACT

100
90
80
70
60
50
40
30
20
10
0
Number of clients
78
89
26
32
13
16
3
4
> $5 MM
> $15 MM
>$25 MM
>$50 MM
Relationship Size(1)
Q4 13
Q4 14

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© 2015 Copyright Genpact. All Rights Reserved.
Continue to Expand Client Relationships
Notes:
1. Relationship size = Clients representing annual revenues based on last four rolling quarters

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© 2015 Copyright Genpact. All Rights Reserved.
FY‘13 FY’14 YoY
Revenue
2,132.0 2,279.4 6.9%
Cost of Revenue 1,319.6 1,378.1 4.4%
Gross Profit 812.4 901.4 10.9%
Gross Profit % of Revenue
38.1% 39.5% 140 bps
SG&A 484.8 585.6
20.8%
SG&A % of Revenue 22.7% 25.7%
300bps
Adjusted Income from Operations
(1)
352.6 344.2 -2.4%
Adjusted Income from Operations Margin
16.5% 15.1%
-140 bps
($ millions)
Notes:
1. Adjusted Income from Operations is a non-GAAP measure. Income from Operations was $309.5 million in FY ‘13 and $294.0 million in FY’14.
FY Results Reflect Investments in Client-Facing Teams
and Capabilities
Gross profit margins increase driven by incremental revenue as well as operating efficiencies and favorable foreign exchange

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© 2015 Copyright Genpact. All Rights Reserved.
EPS Year-Over-Year Bridge
FY ‘13 FY ‘14
Adjusted Net Income ($ millions) 265.9 231.4
Diluted Shares Outstanding (millions)
(2)
236 225
97
-11
FX Re-
measurement
Loss
FY ‘13
GAAP
EPS
(Cents per share)
Net
Adjustments
(1)
113
16
Net
Adjustments
(1)
FY ‘13
Adjusted
EPS
FY ‘14
Adjusted
EPS
FY ‘14
GAAP
EPS
-3
Lower Adjusted
Income from
Operations
-18
Increase       Decrease
Notes:
1. Adjustments primarily include amortization of acquired intangible assets, stock-based compensation expenses and acquisition-related expenses.
2. Weighted average number of diluted shares outstanding
- The above bridge reflects only significant variance items year over year and is illustrative and subject to rounding.
- EPS = Diluted earnings per share
Share buyback
net of dilution/
Others
4
85
103

GENERATING IMPACT

78
93

312
272

	Q4 '13	Q3'14	Q4 '14
Days Sales Outstanding	81	82	79
Cash and Liquid Assets ($ millions)[1]	571	424	462

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© 2015 Copyright Genpact. All Rights Reserved.
Cash From Operations
FY 2014 cash from operations down $40 MM
Cash from operations down 13% YoY; better than our earlier outlook mainly due to the improvement in DSOs.
The year over year decline was primarily driven by the impact of foreign exchange re-measurement. Lower operating income also contributed to the decline.
Q4 ‘13 Q4 ‘14
19%
Notes:
1) Cash and Liquid Assets = Cash and cash equivalents and short-term deposits
(13%)
FY ‘13 FY ‘14
YoY
Change%
YoY
Change%
($ in millions)
($ in
millions)

GENERATING IMPACT

	FY 2015
Revenues ($B)	2.46 - 2.50
Adjusted Income from Operations - Margin	~15.0%
Other Metrics	
Cash Flow From Operations	Increase 2% - 5% YoY
Effective Tax Rate	23% - 24%
Capital Expenditure (% of revenue)	~3.0%

DESIGN • TRANSFORM • RUN 14 © 2015 Copyright Genpact. All Rights Reserved. Full Year 2015 Outlook

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© 2015 Copyright Genpact. All Rights Reserved.
Annexure 1: Reconciliation of Adjusted Income from
Operations – Full Year 2014
(USD, in thousands) Year ended December 31
2013 2014
Income from operations per GAAP $ 309,527 $ 294,031
Add: Stock-based compensation 31,129 28,065
Add: Amortization of acquired intangible assets 18,321 22,233
Add: Acquisition related expenses - 2,772
Add/Less: Other Income (Expense), net excluding net interest (1,168) 2,112
Add/Less: Gain (Loss) on Equity-method investment activity, net 169 (4,795)
Less: Net income attributable to noncontrolling interest (5,334) (169)
Adjusted income from operations $ 352,644  $ 344,249

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© 2015 Copyright Genpact. All Rights Reserved.
Annexure 2: Reconciliation of Adjusted Income From
Operations – Q4 2014
(USD, in thousands) Quarter ended December 31
2013 2014
Income from operations per GAAP $ 71,633 $ 70,866
Add: Stock-based compensation 9,198 7,912
Add: Amortization of acquired intangible assets 4,685 6,347
Add: Acquisition related expenses - 795
Add/Less: Other Income (Expense), net excluding net interest 1,190 776
Add/Less: Gain (Loss) on Equity-method investment activity, net 30 (4,882)
Less: Net income attributable to noncontrolling interest (1,064) -
Adjusted income from operations $ 85,672  $ 81,814

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© 2015 Copyright Genpact. All Rights Reserved.
Annexure 3: Reconciliation of Adjusted Net Income – Full
Year 2014
(USD, in thousands, except per share data) Year ended December 31
2013 2014
Net income attributable to Genpact Limited shareholders per GAAP $ 229,717 $ 192,002
Add: Stock-based compensation 31,129 28,065
Add: Amortization of acquired intangible assets 18,321 22,233
Add: Acquisition related expenses - 2,772
Less: Tax impact on stock-based compensation (6,913) (6,366)
Less: Tax impact on amortization of acquired intangibles (6,373) (7,154)
Less: Tax impact on acquisition related expenses - (184)
Adjusted net income $ 265,881 $ 231,368
Adjusted diluted earnings per share $ 1.13 $ 1.03

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© 2015 Copyright Genpact. All Rights Reserved.
Annexure 4: Reconciliation of Adjusted Net Income – Q4
2014
(USD, in thousands, except per share data) Quarter ended December 31
2013 2014
Net income attributable to Genpact Limited shareholders per GAAP $ 48,842 $ 45,752
Add: Stock-based compensation 9,198 7,912
Add: Amortization of acquired intangible assets 4,685 6,347
Add: Acquisition related expenses - 795
Less: Tax impact on stock-based compensation (1,160) (1,160)
Less: Tax impact on amortization of acquired intangibles (2,085) (1,997)
Less: Tax impact on acquisition related expenses - (131)
Adjusted net income $ 59,480 $ 57,518
Adjusted diluted earnings per share $ 0.25 $ 0.26

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